SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS U.S. Multi-Factor Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017. On leave until on or about September 3, 2019.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in December 2017.
Charlotte Cipolletti, Associate. Portfolio Manager of the fund. Began managing the fund in December 2017.
Please Retain This Supplement for Future Reference
June 7, 2019
PROSTKR-58